UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: December 16, 2008 (Date of earliest event reported)
Centrue Financial Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	0-28846 (Commission File Number)	36-3145350 (IRS Employer Identification Number)

7700 Bonhomme Avenue St. Louis, Missouri (Address of principal executive offices)		63105 (Zip Code)
3145055505 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 16, 2008, Centrue Financial Corporation (the "Company") issued a press release (the "Press Release") that it has received preliminary approval from the U.S. Treasury Department for participation in the Treasury's Capital Purchase Program. A copy of the Press Release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Centrue Financial Corporation dated December 16, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2008	CENTRUE FINANCIAL CORPORATION By: /s/ Kurt R. Stevenson Kurt R. Stevenson Senior Executive Vice President and Principal Financial Accounting Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Centrue Financial Corporation dated December 16, 2008